                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):  APRIL 1, 1999
                                                 ................


                            GREATER COMMUNITY BANCORP
       .................................................................
             (Exact name of registrant as specified in its charter)



    NEW JERSEY                  0-14294              22-2545165
 .................................................................
  (State or other             (Commission         (IRS Employer
  jurisdiction of               File No.)         Identification
  incorporation)                                      No.)



                  55 UNION BOULEVARD, TOTOWA, NEW JERSEY 07512
       .................................................................
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 973-942-1111
                                                   ..............



 .................................................................
  (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

  Effective April 1, 1999, Greater Community Bancorp (the "Corporation") consummated the acquisition of First Savings Bancorp of Little Falls, Inc. ("First Savings") and its subsidiary, First Savings Bank of Little Falls, F.S.B. (the "Bank"). The main offices of First Savings and the Bank were located in Little Falls, Passaic County, New Jersey. The Bank had three branch offices.

  The acquisition was made pursuant to a merger agreement entered into in September, 1998 (the "Merger Agreement"). A copy of the Merger Agreement was previously filed as Exhibit 2.1 to the Corporation's Form 8-K filed on September 10, 1998.

  Pursuant to the Merger Agreement: (1) the Corporation paid the stockholders of First Savings $23 million in cash; (2) GCB Acquisition Corp., a wholly-owned subsidiary of the Corporation, merged with and into First Savings, which was the surviving corporation of the merger and thereby became a wholly-owned subsidiary of the Corporation; and (3) the Bank merged with and into Great Falls Bank, one of the Corporation's bank subsidiaries. In a concurrent reorganization, the assets and liabilities of one of the Bank's branches, located in Little Ferry, New Jersey, were transferred to Bergen Commercial Bank, the Corporation's other bank subsidiary.

  The assets acquired in the merger were as follows:

  -  Approximately $109.8 million in net loans.

  - Approximately $57.8 million in investments  (primarily,  approximately $37.0
million  in  taxable  securities,   net,  and  approximately  $19.1  million  in
mortgage-backed securities, net).

  - Approximately $7.7 million in nonearning assets (primarily, approximately $1.2 million in cash and due from banks, and approximately $1.5 million in real estate owned, net; also includes approximately $2.7 in fixed assets, net, consisting of leasehold improvements, equipment and other physical assets related to the conduct of the Bank's banking business. The Bank had used such fixed assets in its banking business. The Corporation's Bank Subsidiaries intend to continue to use substantially all such fixed assets in their conduct of the banking business at the newly-acquired branch locations.

  In connection with the merger the Corporation also assumed approximately $175.3 million in liabilities, consisting primarily of approximately $174.2 million in deposits, of which approximately $165.7 million were interest-bearing and approximately $8.4 million were non-interest-bearing.

  The sources of the Corporation's funds to pay the $23 million purchase price were as follows: (1) $12.1 million from the proceeds of a short-term borrowing from Atlantic Central Bankers Bank; and (2) the remaining $10.9 million from cash on hand.

  The $23 million purchase price is approximately 227% of the book value of First Savings at December 31, 1998 and 27 times its earnings for the twelve months ended December 31, 1998.

  The First Savings acquisition will be accounted for as a purchase. The acquisition will both increase the Corporation's consolidated assets by approximately 47% and reduce its tangible net worth by approximately $14.0 million, or 44%. The Bank had approximately $180 million in assets, and operated from three branches. As a result of the acquisition the Corporation has net loans of approximately $310.8 million, deposits of approximately $467.6 million and total assets of approximately $547.7 million. The acquisition will result in an increase of approximately $14.0 million in the Corporation's intangible assets reflecting the premium paid, and concurrent reductions of the Corporation's regulatory capital to approximately the following estimated levels:

                                                      Pro Forma Capital Analysis
                                                        Pre-            Post-
                                                        Acquisition  Acquisition
Tier 1 Leverage Ratio (Tier I/Average Assets)            11.21%           6.21%
Tier I Core Capital Ratio                                 8.08%           3.85%
Tier I Risk-Based Capital Ratio                          15.32%           8.86%
Tier I & Tier II Risk-Based Capital Ratio                21.58%          13.26%

  The foregoing approximate numbers are estimates only. More complete actual results will be reported in subsequent filings.

  The Corporation anticipates the First Savings acquisition will have an insignificant impact on earnings in 1999 and will be accretive to earnings in 2000. On a cash earnings basis (excluding the effect of amortization of goodwill, which will be amortized over 20 years), the acquisition is expected to be accretive to earnings in 1999 and 2000. However, there can be no guarantee in this regard.

  The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward looking terminology as "projected", "estimated", "expect", "look", "believe", "anticipate", "may", "will", or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. These include, but are not limited to, Rock's ability to generate deposits and loans and attract qualified employees, the direction of interest rates, levels of loan quality and origination volume, continued relationships with major customers including sources for loans, successful completion of the implementation of Year 2000 technology changes, as well as the effects of economic conditions and legal and regulatory barriers and structure. Actual results may differ materially from such forward-looking statements. The Corporation assumes no obligation for updating any such forward-looking statement at any time.


Item 7.  Financial Statements and Exhibits.

  (a) Financial Statements of Businesses Acquired. The financial statements required by Item 7 of Form 8-K are not included in this initial report on Form 8-K with respect to the acquisition of First Savings. Such financial information will be provided within 60 days after the date this initial report must be filed.

  (b) Pro forma Financial Information. To the extent applicable, pro forma financial information will be provided within 60 days after the date this initial report must be filed.

  (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

  99.1 Certificate of Merger filed with the New Jersey Secretary of State on March 31, 1999 relating to the merger of GCB Acquisition Corp. (acquired corporation) with and into First Savings Bancorp of Little Falls, Inc. (surviving corporation), which thereby became a wholly-owned subsidiary of the Corporation.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREATER COMMUNITY BANCORP
                                   ..............................
                                           (Registrant)


       APRIL 7, 1999               /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)

                                        GEORGE E. IRWIN
                                        PRESIDENT AND C.O.O.

                                  EXHIBIT 99.1

         CERTIFICATE OF MERGER OF GCB ACQUISITION CORP. WITH AND
         INTO FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.

TO:  SECRETARY OF STATE
     STATE OF NEW JERSEY

  Pursuant to the provisions of Section 14A:10-4.1 of the New Jersey Business Corporation Act, N.J.S.A. 14A:1-1 et seq., the undersigned corporations hereby certify as follows:

  1. The names of the merging corporations are GCB ACQUISITION CORP. and FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. The merging corporations are business corporations of the State of New Jersey.

  2. FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. is the surviving corporation of the merger and the name of the surviving corporation following the merger is FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.

  3. Attached hereto and made a part hereof is a copy of the Plan of Merger for the merger of GCB ACQUISITION CORP. and FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. as approved by the directors and the shareholders entitled to vote of each of said merging corporations.

  4. The Plan of Merger was approved by the sole shareholder of GCB ACQUISITION CORP. on September 4, 1998.

 5. The Plan of Merger was approved by the shareholders of FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. on January 19, 1999.

  6. With respect to each corporation, the number of shares entitled to vote on the plan of merger and the number of shares voted for and against the plan, respectively, are as follows:
                                         Number of Shares
                                  Entitled      Voted      Voted
Name of Corporation               to Vote        For      Against

GCB ACQUISITION CORP.
(Merging Corporation)              1,000        1,000      -0-

FIRST SAVINGS BANCORP OF
LITTLE FALLS, INC.
(Surviving Corporation)          440,100      430,675      -0-



  7. The Registered Agent of FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. immediately prior to the effective date of the merger is Haralambos S. Kostakopoulos and its Registered Office in New Jersey at which such Agent may be found is 7 Center Avenue, Little Falls, NJ 07424. The Registered Agent of FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. immediately following the merger will be NAQI A. NAQVI and its Registered Office will be 55 UNION BOULEVARD, TOTOWA,

NJ 07512.

  8. Pursuant to N.J.S.A. 14A:10-4.1(2), the merger provided for herein shall become effective at the later of (a) the date of filing of this Certificate of Merger with the Secretary of State of New Jersey or (b) 12:01 a.m. on April 1, 1999.

  IN WITNESS WHEREOF, the corporations have executed this Certificate of Merger on March 31, 1999.

GCB ACQUISITION CORP.
(Merging Corporation)

By: /s/ George E. Irwin
   George E. Irwin, President

FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
(Surviving Corporation)

By: /s/ Haralambos S. Kostakopoulos
    Haralambos S. Kostakopoulos, President

PLAN OF MERGER OF GCB ACQUISITION CORP. AND
FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.

  1. This Plan of Merger is to be approved and implemented pursuant to and in accordance with the Business Corporation Act of the State of New Jersey, Title 14A of the New Jersey Statutes (the "Act"), Chapter 10, N.J.S.A. 14A:10-1 et seq., and that certain agreement entitled "Agreement and Plan of Merger" dated September 4, 1998, by and among GREATER COMMUNITY BANCORP, GCB ACQUISITION CORP. and FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
(the "Merger Agreement").

  2. The names of the corporations proposing to merge are GCB ACQUISITION CORP. and FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. Both of such corporations are business corporations organized and existing under the Act.

  3. GCB ACQUISITION CORP. shall be merged with and into FIRST SAVINGS BANCORP OF LITTLE FALLS, INC., which shall be the surviving corporation upon the effective date of the merger and which shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Act. FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. is hereinafter sometimes referred to as the "Surviving Corporation." The separate corporate existence of GCB ACQUISITION CORP. shall cease upon the effective date of the merger in accordance with the provisions of the Act. GCB ACQUISITION CORP. is hereinafter sometimes referred to as the "Acquired Corporation."

  4. The Certificate of Incorporation of FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. upon the effective date of the merger shall be the Certificate of Incorporation of the Surviving Corporation and said Certificate of Incorporation shall continue in full force and effect until amended in the manner prescribed by the provisions of the Act.

  5. The Bylaws of GCB ACQUISITION CORP. upon the effective date of the merger shall be the Bylaws of the Surviving Corporation and said Bylaws shall continue in full force and effect until changed, altered or amended in the manner prescribed by such Bylaws and the provisions of the Act.

  6. Upon the effective date of the merger, GEORGE E. IRWIN shall take office as the Surviving Corporation's sole director, and shall hold his directorship until the election and qualification of his successor(s) or until his tenure is otherwise terminated in accordance with the Surviving Corporation's Bylaws.

  7. Until the election and qualification of their respective successors, the officers of GCB ACQUISITION CORP. on the effective date of the merger will take office as the officers of the Surviving Corporation. As soon as is practicable following the effective date of the merger, the Surviving Corporation's

Plan of Merger                                       Page 2


director shall meet or otherwise take proper corporate action to consider the election of additional or different officers of the Surviving Corporation, the change of authorized signers on its bank accounts, and other matters affected by the merger.

  8. Each share of Common Stock of FIRST SAVINGS BANCORP OF LITTLE FALLS, INC. issued and outstanding immediately prior to the effective date of the merger shall be converted into a right to receive $52.26, subject to adjustment as provided in Section 1.5 of the Merger Agreement and further subject to the provisions of Section 1.6 thereof; provided that the total conversion amount shall not exceed $23,000,000.

  9. Each share of Common Stock of GCB ACQUISITION CORP. issued and outstanding immediately prior to the effective date of the merger shall remain outstanding immediately after the merger as an identical share of Common Stock of the Surviving Corporation.

  10. The proper officers of the Acquired Corporation and the Surviving Corporation, respectively, shall execute and file a Certificate of Merger as prescribed by the Act and shall do any and all other acts and things, and shall make, execute, deliver, file, and/or record any and all other instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect the merger provided for herein and in the Merger Agreement.

  11. The effective date of the merger herein provided for shall be the date of filing of a Certificate of Merger with the Secretary of State of the State of New Jersey in accordance with the Act or such later date as may be specified in such Certificate of Merger.